     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2000

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                         EMBARCADERO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                           511210                          68-0310015
(State or other jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 incorporation or organization)     Classification Code Number)           Identification No.)

                         EMBARCADERO TECHNOLOGIES, INC.
                          425 MARKET STREET, SUITE 425
                            SAN FRANCISCO, CA 94105
                                 (415) 834-3131
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           --------------------------
                                STEPHEN R. WONG
                                    CHAIRMAN
                         EMBARCADERO TECHNOLOGIES, INC.
                          425 MARKET STREET, SUITE 425
                            SAN FRANCISCO, CA 94105
                                 (415) 834-3131
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------
                                   COPIES TO:

               STEPHEN C. FERRUOLO                                 KENNETH J. BARONSKY
       HELLER EHRMAN WHITE & MCAULIFFE LLP                 MILBANK, TWEED, HADLEY & MCCLOY LLP
              4250 EXECUTIVE SQUARE                             601 SOUTH FIGUEROA STREET
                    7TH FLOOR                                           30TH FLOOR
            LA JOLLA, CALIFORNIA 92037                      LOS ANGELES, CALIFORNIA 90017-5741
           TELEPHONE: (858) 450-8400                           TELEPHONE: (213) 892-4000
           FACSIMILE: (858) 450-8499                           FACSIMILE: (213) 629-5063

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    AS SOON AS PRACTICABLE FOLLOWING THE EFFECTIVENESS OF THIS REGISTRATION
                                   STATEMENT.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: /X/ Registration No:
333-30850

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                           --------------------------
                        CALCULATION OF REGISTRATION FEE

     TITLE OF SECURITIES               AMOUNT TO              PROPOSED MAXIMUM             AMOUNT OF
       TO BE REGISTERED              BE REGISTERED        AGGREGATE OFFERING PRICE      REGISTRATION FEE
Common Stock, $0.001 par                200,000                  $2,000,000                 $528.00
value.........................

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--------------------------------------------------------------------------------

                             EXPLANATORY STATEMENT

    This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both promulgated under the Securities Act of 1933, as amended.

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                        ON FORM S-1 (FILE NO. 333-30850)

    Embarcadero Technologies, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1, as amended (File No. 333-30850), declared effective on April 19, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein.

                                 CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account as soon as practicable (but no later than the close of business on April 20, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on April 20, 2000.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in San Francisco, California, on the 19th day of April, 2000.

                                                       EMBARCADERO TECHNOLOGIES, INC.

                                                       By:             /s/ ELLEN W. TAYLOR
                                                            -----------------------------------------
                                                                         Ellen W. Taylor
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

                  SIGNATURE                                  TITLE                        DATE
                  ---------                                  -----                        ----
             /s/ ELLEN W. TAYLOR               President and Chief Executive
    ------------------------------------         Officer (Principal Executive        April 19, 2000
              Ellen W. Taylor*                   Officer)

               RAJ P. SABHLOK*
    ------------------------------------       Senior Vice President and Chief       April 19, 2000
               Raj P. Sabhlok                    Financial Officer

              STEPHEN R. WONG*
    ------------------------------------       Chairman of the Board                 April 19, 2000
               Stephen R. Wong

             FRANK J. POLESTRA*
    ------------------------------------       Director                              April 19, 2000
              Frank J. Polestra

               DENNIS J. WONG*
    ------------------------------------       Director                              April 19, 2000
               Dennis J. Wong

             MICHAEL J. ROBERTS*
    ------------------------------------       Director                              April 19, 2000
             Michael J. Roberts

             /s/ ELLEN W. TAYLOR
    ------------------------------------                                             April 19, 2000
               Ellen W. Taylor

             *(Attorney in Fact)

                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                      DESCRIPTION OF DOCUMENT
    -------   ------------------------------------------------------------
      5.1     Opinion of Heller Ehrman White & McAuliffe LLP
     23.1     Consent of PricewaterhouseCoopers LLP, independent auditors
     23.2     Consent of Heller Ehrman White & McAuliffe LLP (included in
                Exhibit 5.1)+
     24.1     Power of Attorney+

------------------------

+ Incorporated by reference to page II-4 of the registrant's Registration Statement on Form S-1 (No. 333-30850) filed on February 22, 2000.